                                                                    EXHIBIT 99.2

                                                                  Investors:
                                                                  Carl E. Kraus
                                                                  610-825-7100

                                                                  Media:
For immediate release                                             Mitchell Brown
February 27, 2004                                                 610-818-6563


                KRAMONT REALTY TRUST REPORTS 20% INCREASE IN FFO
             FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2003
                (PER SHARE INCREASES OF 6% AND 2%, RESPECTIVELY)

         Plymouth Meeting, Penn. February 27, 2004 -- Kramont Realty Trust (NYSE:KRT) today reported operating results for the fourth quarter and year ended December 31, 2003.
                                   HIGHLIGHTS
      (for the fourth quarter and year-ended December 31, 2003 versus 2002)

Fourth Quarter and Year-End Results

                                                                Three months           Twelve months
                                                                   ended                   ended
                                                                   Dec 31                  Dec 31
(in thousands except for per share information)               2003       2002(1)      2003       2002(1)
                                                            --------------------------------------------
RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS
                    Net income to common shareholders       $  4,115    $  2,787    $ 16,538    $ 10,951
 Add: Depreciation and amortization of real estate(2,3)        4,687       4,136      17,794      16,036
 Less: Gain (loss) from sale of income-producing real
                                               estate            210        (238)      1,879         (42)
                                                            --------    --------    --------    --------
                          Funds from operations (FFO)       $  8,592    $  7,161    $ 32,453    $ 27,029
                                                            --------    --------    --------    --------
                                FFO per share (basic)       $   0.36    $   0.34    $   1.37    $   1.33
                                                            --------    --------    --------    --------
                              FFO per share (diluted)       $   0.36    $   0.34    $   1.36    $   1.33
                                                            --------    --------    --------    --------

         SUMMARY OF NET INCOME TO COMMON SHAREHOLDERS
                    Income from continuing operations       $  5,004    $  4,074    $ 18,324    $ 17,033
                  Income from discontinued operations            814         416       5,025       1,001
                                                            --------    --------    --------    --------
                                           Net income          5,818       4,490      23,349      18,034
                        Preferred share distributions         (1,703)     (1,703)     (6,811)     (7,083)
                                                            --------    --------    --------    --------
                    Net income to common shareholders       $  4,115    $  2,787    $ 16,538    $ 10,951
                                                            --------    --------    --------    --------
                         Net income per share (basic)       $   0.17    $   0.13    $   0.70    $   0.54
                                                            --------    --------    --------    --------
                       Net income per share (diluted)       $   0.17    $   0.13    $   0.69    $   0.54
                                                            --------    --------    --------    --------

            Average common shares outstanding (basic)         23,996      21,286      23,758      20,381
                                                            --------    --------    --------    --------
          Average common shares outstanding (diluted)         24,050      21,306      23,812      20,401

KRAMONT REALTY TRUST ANNOUNCES FOURTH QUARTER
     AND YEAR-END 2003 RESULTS
FEBRUARY 27, 2004
PAGE 2

                 FOURTH QUARTER AND YEAR-END PORTFOLIO ACTIVITY

     Fourth Quarter Leasing Activity

                                                AVERAGE  INCREASE
                                                 BASE     IN BASE
                               LEASES  SQ. FT.   RENT       RENT
                               ----------------------------------
Executed in previously leased
space                            22    110,714  $ 9.63     13.6%
                                 --    -------  ------     ----
Renewals                         19     66,252  $19.93      3.4%
                                 --    -------  ------     ----
Total - New & Renewals           41    176,966  $13.49      7.7%
                                 --    -------  ------     ----

New Space                         2     11,798  $10.64

2003 Leasing Activity

                                                AVERAGE  INCREASE
                                                 BASE     IN BASE
                               LEASES  SQ. FT.   RENT      RENT
                               ----------------------------------
Executed in previously leased
space                           107    295,078  $12.73     6.2%
                                ---    -------  ------     ---
Renewals                         81    261,224  $11.06     7.8%
                                ---    -------  ------     ---
Total - New & Renewals          188    556,302  $11.95     6.9%
                                ---    -------  ------     ---

New Space                        15    124,417  $14.64

Occupancy

                                       Dec. 31, 2003   Dec. 31, 2002
                                       -------------   -------------
Overall Portfolio                           89%             87%
Excluding Properties in Redevelopment       93%             94%

         The Trust was able to increase overall occupancy despite the loss of major tenants through bankruptcies, including:

     -    A 99,670 square foot Kmart store at Manchester Plaza (Manchester,
          Conn.)

     - Four Drug Emporium stores closed totaling 111,340 square feet. The stores were located in Hamilton Township, New Jersey and in Bensalem, Upper Darby and Whitehall, Penn.

Acquisitions and Dispositions

     - On February 17, 2004, Kramont completed the purchase of Perkins Farm Marketplace (Worcester, Mass.), a 203,308 square foot shopping center

KRAMONT REALTY TRUST ANNOUNCES FOURTH QUARTER
     AND YEAR-END 2003 RESULTS
FEBRUARY 27, 2004
PAGE 3

          anchored by Super Stop & Shop, Building #19 and A.J. Wright. This purchase is expected to be immediately accretive to earnings.

     - In 2003, we continued our portfolio refinement through sales, acquisitions, ground-up development and participation in a new joint-venture.

               The Trust sold several non-core assets, generating net proceeds of approximately $17 million. These sales included:

                    -    28 acres in Broward County, Florida

                    -    9.1 acres in Dania, Florida

                    -    Century Village Office Building in West Palm Beach,
                         Fla.

                    -    Hillcrest Mall in Phillipsburg, New Jersey.

               The Trust purchased five properties, investing a total of approximately $47 million:

                    - 31,500 square foot building occupied by ShopRite Supermarket in Springfield, New Jersey

                    - 14,000 square foot building occupied by Village Supermarket, Inc. (NASDAQ:VLGEA), operators of ShopRite Supermarkets.

                    - 24 developable acres containing an existing 54,250 square foot ShopRite Supermarket in Somers Point, New Jersey (future site of Kramont's Ocean Heights Shopping Center)

                    - Christmas Tree Plaza, a 136,016 square foot shopping center in Orange, Conn.

                    - Campus Plaza, 160,646 square foot center in Vestal (greater Binghamton), New York

               The Trust participated in a new joint venture. In July, Kramont formed a joint venture with Tower Fund(5), which purchased four properties in Vestal, New York. These properties, along with Campus Plaza which is wholly-owned by the Trust, comprise the most dynamic retail corridor in the greater Binghamton market. The properties are:

                    - Town Square Mall - 279,601 square feet featuring T.J. Maxx, OfficeMax, Loews Theaters, A.C. Moore and Dick's Sporting Goods. A 210,363 square foot Wal-Mart Supercenter and a 134,768 square foot Sam's Club anchor either end of the center in buildings they own.

KRAMONT REALTY TRUST ANNOUNCES FOURTH QUARTER
     AND YEAR-END 2003 RESULTS
FEBRUARY 27, 2004
PAGE 4

                    - Parkway Plaza - 167,332 square feet featuring Kohl's, Sears Hardware and Bed Bath & Beyond. Circuit City and Target are also located at Parkway Plaza on their own pad sites.

                    - Shoppes at Vestal - 92,328 square foot specialty center featuring Michaels, Old Navy, HomeGoods, Famous Footwear, Dress Barn and Catherine's.

                    - Pier I Shopping Center - 13,497 square foot convenience center featuring Pier I Imports, Starbucks and Montana Mills Bread.

               The Trust Started One Ground-Up Development

                    - Kramont began work on a ground-up development in Somers Point, New Jersey. Ocean Heights, a 194,000 square foot shopping center, will be anchored by a new, state-of-the-art 80,700 square foot ShopRite Supermarket super store. This center is being built on the 24 developable acres mentioned above.

                            BALANCE SHEET IMPROVEMENT

               Kramont continued to follow through on the balance sheet improvement program it initiated in 2002. Several key milestones were achieved:

               - Closed on $190 million mortgage financing with a ten-year term at 6.12% with Metropolitan Life Insurance Company (MetLife).

               - Sold 2.4 million shares of 8.25% Series E Cumulative Redeemable Preferred Shares. Of net proceeds of approximately $58.5 million, $41.3 million were used to redeem the Trust's 9.5% Series D Cumulative Preferred Shares in January, 2004.

               - Following year end, and as announced earlier today, the Trust sold an additional 400,000 shares of its 8.25% Series E Cumulative Redeemable Preferred Shares to certain clients of Cohen & Steers Capital Management, Inc. Shares were priced at $25.50 and purchasers paid accrued dividends of $0.3306 per share.

                             REDEVELOPMENT ACTIVITY

               2003 saw the opening of several large stores, bringing the following major redevelopments to completion:

KRAMONT REALTY TRUST ANNOUNCES FOURTH QUARTER
     AND YEAR-END 2003 RESULTS
FEBRUARY 27, 2004
PAGE 5

               - Kohl's opened an 88,248 square foot store at Barn Plaza in Doylestown, Penn. A 55,400 square foot Mega Marshalls is expected to open in the Spring of this year.

               - Redner's Warehouse Markets opened a 60,000 square foot full-service supermarket at the Shoppes at Valley Forge in Phoenixville, Penn.

               - Wal-Mart opened an 118,389 square foot store at Bristol Commerce Park in Bristol, Penn.

               - Giant Food Stores opened a 56,806 square foot supermarket at Bethlehem Square in Bethlehem, Penn.

               - A new 108,217 square foot Bealls Department Store opened at Village Oaks in Pensacola, Fla.

                               MANAGEMENT COMMENTS

"In 2003, the established goals and initiatives were successfully executed by our management team," stated Louis P. Meshon, Sr., president and chief executive officer of Kramont. "We completed many of the major redevelopments we have been working on for the past several years, made continued progress on improving our balance sheet and company capitalization and strengthened our portfolio through strategic acquisitions and dispositions."

                                  ABOUT KRAMONT

         Kramont Realty Trust is a self-administered, self-managed equity real estate investment trust specializing in neighborhood and community shopping center acquisitions, leasing, development and management. The company owns, operates, manages and has under development 94 properties encompassing nearly
12.3 million square feet of leasable space in 16 states. Nearly 80 percent of Kramont's centers are grocery, drug or value retail anchored. For more information, please visit www.kramont.com.

                                      NOTES

      1 Certain 2002 balance sheet and income statement accounts have been reclassified to reflect the inclusion of properties sold during 2003, and an additional property now held for sale at December 31, 2003.

Funds from Operations:

KRAMONT REALTY TRUST ANNOUNCES FOURTH QUARTER
     AND YEAR-END 2003 RESULTS
FEBRUARY 27, 2004
PAGE 6

Funds from Operations ("FFO"), as defined by the National Association of Real Estate Investment Trusts (NAREIT), consists of net income (computed in accordance with generally accepted accounting principles) before depreciation and amortization of real property, extraordinary items and gains and losses on the sale of income-producing real estate.

Notes of reconciliation of net income to FFO:

         2 Net of minority interests of $325 and $324, respectively, for the three months ended December 31, 2003 and December 31, 2002, and $1,255 and $1,313, respectively, for the 12 months ended December 31, 2003 and December 31, 2002.

         3 Depreciation related to unconsolidated affiliates of $124 and $54, respectively, for the three months ended December 31, 2003 and December 31, 2002, and $338 and $208, respectively, for the 12 months ended December 31, 2003 and December 31, 2002.

         4 Net of amounts attributable to minority interests of $15 and ($19), respectively for the three months ended December 31, 2003 and December 31, 2002, and $132 and ($1), respectively, for the 12 months ended December 31, 2003 and December 31, 2002.


The Company believes that FFO should be considered in conjunction with net income, as presented in the statements of operations. The Company believes that FFO is an appropriate measure of operating performance because real estate depreciation and amortization charges are not meaningful in evaluating the operating results of the Company's properties and extraordinary items and the gain on the sale of income-producing real estate would distort the comparative measurement of performance and may not be relevant to ongoing operations. However, FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and should not be considered as an alternative to either net income as a measure of the Company's operating performance or to cash flows from operating activities as an indicator of liquidity or cash available to fund all cash flow needs. Since all companies do not calculate FFO in a similar fashion, the Company's calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

         5 Tower Fund is a commingled separate account available through group annuity contracts of Metropolitan Life Insurance Company (New York, New York) and managed by SSR Realty Advisors.

                              SAFE HARBOR STATEMENT

Certain statements contained in this press release that are not statements of historical results are forward-looking statements. These include statements of forecasts, expectations, estimates, beliefs, intentions, projections and similar expressions. Forward-looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company's business, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Readers of this press release are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company's substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things,

KRAMONT REALTY TRUST ANNOUNCES FOURTH QUARTER
     AND YEAR-END 2003 RESULTS
FEBRUARY 27, 2004
PAGE 7

affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease-up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks and uncertainties described in the Company's Form 10-K. This press release speaks as of the date it is first issued and the Company disclaims any obligation to publicly update or revise any forward-looking statement in this press release which may thereafter appear to be inaccurate for any reason. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company's Form 10-K and in other reports we file with Securities and Exchange Commission.

                                      # # #

                              Kramont Realty Trust
                              Financial Highlights
                   (in thousands, except for per share data)

                                             Three months ended       Twelve months ended
                                                December 31               December 31
                                           ----------------------    ----------------------
                                             2003        2002(a)       2003        2002(a)
                                           ---------    ---------    ---------    ---------
Revenue:
  Rent                                     $  28,000    $  26,317    $ 108,527    $ 101,835
  Interest income                              1,050        1,132        4,341    $   4,766
  Other                                           42          555           72          555
                                           ---------    ---------    ---------    ---------
         Total revenue                        29,092       28,004      112,940      107,156
                                           ---------    ---------    ---------    ---------

Expenses:
  Interest                                     8,353        9,297       33,512       36,512
  Operating expenses                           9,046        8,471       33,897       29,482
  Depreciation and amortization                4,894        4,378       18,606       16,827
  General and administrative                   1,867        1,758        8,589        7,202
                                           ---------    ---------    ---------    ---------
         Total expenses                       24,160       23,904       94,604       90,023
                                           ---------    ---------    ---------    ---------

                                               4,932        4,100       18,336       17,133
  Equity in income of unconsolidated
  affiliates                                     278          161          785          722
  Minority interests in income
  of OP                                         (206)        (187)        (797)        (822)
                                           ---------    ---------    ---------    ---------
Income from continuing operations              5,004        4,074       18,324       17,033
                                           ---------    ---------    ---------    ---------

Results from discontinued operations:
  Income from operations of
  properties sold or held for sale               675          707        1,066        1,129
  Gain (loss) on sale of properties              225         (257)       4,347          (45)
  Minority interests in discontinued
  operations                                     (86)         (34)        (388)         (83)
                                           ---------    ---------    ---------    ---------
Income from discontinued
  operations                                     814          416        5,025        1,001
                                           ---------    ---------    ---------    ---------

Net income                                     5,818        4,490       23,349       18,034

  Preferred share distributions               (1,703)      (1,703)      (6,811)      (7,083)
                                           ---------    ---------    ---------    ---------

Net income to common shareholders          $   4,115    $   2,787    $  16,538    $  10,951
                                           =========    =========    =========    =========

Per common share:
  Income from continuing operations:
         Basic                             $    0.14    $    0.11    $    0.48    $    0.49
                                           =========    =========    =========    =========

         Diluted                           $    0.14    $    0.11    $    0.48    $    0.49
                                           =========    =========    =========    =========

  Net income:
         Basic                             $    0.17    $    0.13    $    0.70    $    0.54
                                           =========    =========    =========    =========

         Diluted                           $    0.17    $    0.13    $    0.69    $    0.54
                                           =========    =========    =========    =========

Dividends declared                         $   0.325    $   0.325    $    1.30    $    1.30
                                           =========    =========    =========    =========

Average number of common shares-basic         23,996       21,286       23,758       20,381

Average number of common shares-diluted       24,050       21,306       23,812       20,401

(a) Certain 2002 balance sheet and income statement amounts have been reclassifed to reflect the inclusion of properties sold during 2003, and an additional property now held for sale at December 31, 2003.

                              Kramont Realty Trust
                              Financial Highlights
                    (in thousands, except for per share data)

                                            Three months ended     Twelve months ended
                                                December 31             December 31
                                            -------------------    --------------------
                                              2003       2002        2003       2002
                                            --------   --------    --------   ---------
Funds from operations:

Net income to Common Shareholders           $  4,115   $  2,787    $ 16,538   $ 10,951
  Add: Depreciation and amortization
       of real estate assets (b)               4,687      4,136      17,794     16,036
  Less: Gain (loss) from sale of income-
       producing real estate (b)                 210       (238)      1,879        (42)
                                            --------   --------    --------   --------

  Funds from operations                     $  8,592   $  7,161    $ 32,453   $ 27,029
                                            ========   ========    ========   ========

  Funds from operations per Common Share:

         Basic                              $   0.36   $   0.34    $   1.37   $   1.33
                                            ========   ========    ========   ========

         Diluted                            $   0.36   $   0.34    $   1.36   $   1.33
                                            ========   ========    ========   ========

(b) Net of amounts attributable to minority interests.

                              Kramont Realty Trust
                              Financial Highlights
                    (in thousands, except for per share data)

                                                  December 31,   December 31,
                                                      2003         2002 (a)
                                                  ------------   ------------
Balance Sheet:
Real estate assets, net                            $ 724,668       $ 675,397
Properties held for sale                           $   6,271       $  20,929
Cash and equivalents                               $   9,196       $  18,173
Total assets                                       $ 810,711       $ 779,260

Mortgages and notes payable                        $ 451,071       $ 480,489
Beneficiaries' equity                              $ 313,847       $ 253,890

  Leased percentage of portfolio                       88.87%          87.28%

  Leased percentage of stabilized portfolio            92.67%          94.23%

  Shopping centers owned                                  82              80
  Office buildings owned                                   2               2
  Shopping Centers Managed (b)                             8               5
                                                   ---------       ---------
                                                          92(c)           87

  Square feet of gross leasable area
  owned and managed                                   12,071          11,487

                                               December 31,       December 31,
Mortgages and notes payable summary:              2003               2002
                                          Weighted            Weighted
                                           Average             Average
                                            Rate     Balance    Rate      Balance

                    Floating rate           3.11%   $  6,354    4.81%     $ 70,200
                    Fixed rate              6.75%    444,717    7.68%      410,300
                                                    --------              --------
                                            6.71%   $451,071    7.26%     $480,500
                                                    ========              ========

                    Maturities:
                                            2004      58,572
                                            2005      13,370
                                            2006      23,791
                                            2007      13,316
                                            2008      90,641
                                            After    251,381
                                                    --------
                                                    $451,071
                                                    ========

(a) Certain 2002 balance sheet and income statement amounts have been reclassifed to reflect the inclusion of properties sold during 2003, and an additional property now held for sale at December 31, 2003.

(b) Includes joint venture properties at December 31, 2003.

(c) Represents properties owned and managed at December 31, 2003. In addition, there was one property purchased on February 17, 2004.